AXP(R)
   Emerging
   Markets
   Fund

2002 ANNUAL REPORT
(Prospectus enclosed)

AXP Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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(This annual report  includes a prospectus  that  describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents
From the Chairman                                           3
Economic and Market Update                                  4
Fund Snapshot                                               6
Questions & Answers with Portfolio Management               7
The Fund's Long-term Performance                           11
Investments in Securities                                  12
Financial Statements (Portfolio)                           15
Notes to Financial Statements (Portfolio)                  18
Independent Auditors' Report (Portfolio)                   21
Financial Statements (Fund)                                22
Notes to Financial Statements (Fund)                       25
Independent Auditors' Report (Fund)                        31
Board Members and Officers                                 32
Results of Meeting of Shareholders                         35

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2   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

From the Chairman
(photo of) Arne H. Carlson

Arne H. Carlson

Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Economic and Market Update
                       FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Economic and Market Update
One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Fund Snapshot
            AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Portfolio manager        Julian Thompson
Tenure/since                        1/99
Years in industry                      9

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 11/13/96          B: 11/13/96    C: 6/26/00       Y: 11/13/96

Ticker symbols
A: IDEAX   B: IEMBX  C:--      Y:--

Total net assets        $198.3 million

Number of holdings    approximately 60

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                  X        MEDIUM   SIZE
                           SMALL

PORTFOLIO ASSET MIX
Percentage of portfolio assets

(icon of) pie graph

Common stocks 96.2%
Preferred stock 1.4%
Cash equivalents 2.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Samsung Electronics (South Korea)              6.6%
Telefonos de Mexico ADR Cl L (Mexico)          3.4
Grupo Modelo Series C (Mexico)                 3.3
Anglo American (United Kingdom)                3.1
YUKOS ADR (Russia)                             3.0
Grupo Financiero BBVA Bancomer Cl B (Mexico)   2.8
Lukoil Holding ADR (Russia)                    2.7
Chinatrust Financial Holding (Taiwan)          2.7
Surgutneftegaz ADR (Russia)                    2.6
CNOOC (Hong Kong)                              2.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

TOP FIVE COUNTRIES

Percentage of portfolio assets

South Korea                                   16.9%
Mexico                                        11.1
Taiwan                                        10.1
Hong Kong                                      8.4
Russia                                         8.4

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Questions & Answers
           WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the  12-month period ended Oct. 31, 2002?

A: For the period the Fund's Class A shares (excluding sales charge) returned 8.40%, putting it in line with the MSCI Emerging Markets Free Index returning 8.44%. The Lipper Emerging Markets Funds Index returned 7.13% over the same period.

Q:  What factors significantly impacted performance?

A: Asian markets were particularly strong, rising 18.70% over the period. The Asian markets responded to rising domestic consumption, especially in Korea and Malaysia. They were also helped by relatively strong exports across the region, following a period of inventory correction in 2001. Korea rose 49% over the period, followed by Thailand, which was up 39%.

    The Fund began the year with a relatively small position in Asia, because of concern about the prospects for economic growth in the U.S. and for Asian exports, for which the U.S. is the largest market. At the start of the period, the Fund had a high cash position of almost 18%, reflecting a cautious view on U.S. growth in the wake of the terrorist attacks in September 2001.

    Latin America was the worst performing region in the emerging markets asset class. While Mexico performed relatively well, Argentina and Brazil both suffered significant currency devaluations and changes in political regimes, both undermining investors' confidence in their equity markets. The Fund had little exposure to Brazil, concentrated in the export sector, which benefits from weak currency and relatively strong external demand. The Fund had no exposure to Argentina.

(bar chart)

        PERFORMANCE COMPARISON
    For the year ended Oct. 31, 2002
10%
    (bar 1)       (bar 2)
 8%  8.40%         8.44%
                                (bar 3)
 6%                              7.13%

 4%

 2%

 0%

(bar 1) AXP Emerging Markets Fund Class A (excluding sales charge) (bar 2) Morgan Stanley Capital International Emerging Markets Free
        Index (unmanaged)
(bar 3) Lipper Emerging Markets Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > Emerging markets offer world-class global companies with strong business models, superior competitive positioning and a good record of generating excess returns.(end callout quote)

    In Eastern Europe, Russia was the main focus of activity. Our view on the oil price has remained positive throughout the year. Oil is an important export for gains in markets such as Russia, Mexico and Indonesia. We held significant exposure to Russian oil producers which contributed strongly to the Fund's performance. The Russian market as a whole rose 45% over the period.

    Country allocation was generally positive for the Fund. The only area that did not work well was South Africa, which had suffered from a weak currency at the end of 2001. We reduced our exposure to South Africa, expecting further currency weakness, only to see the currency bounce back by 20% at the start of 2002.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2002

                            Class A                Class B                    Class C                Class Y
(Inception dates)         (11/13/96)              (11/13/96)                 (6/26/00)               (11/13/96)
                        NAV(1)   POP(2)       NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)  NAV(5)      POP(5)
 1 year                 +8.40%   +2.17%      +7.58%      +3.58%         +7.87%      +7.87%       +8.60%     +8.60%
 5 years                -5.06%   -6.18%      -5.78%      -5.97%           N/A         N/A        -4.84%     -4.84%
 10 years                 N/A      N/A         N/A         N/A            N/A         N/A          N/A        N/A
 Since inception        -3.19%   -4.15%      -3.92%      -3.92%        -15.10%     -15.10%       -3.00%     -3.00%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund's portfolio?

A: As domestic growth in Asia picked up we moved money into the region, particularly into Korea, which in April accounted for almost 24% of the Fund's assets, up from 12% at the end of October 2001. Exposure also was raised to the rest of north Asia, including China and Taiwan, as well as Malaysia and Thailand. However, it became clear during a research trip to Korea in May that the Korean economy was slowing and the return on capital was likely to be diluted by poor investment decisions by Korean corporations. We reduced our weighting down to 14% of the Fund's assets in July. This trend spread to the rest of Asia later in the year causing us to reduce exposure to the whole region. Another factor in this decision was a deterioration in the outlook for the technology sector, which is a major element in the Taiwanese and Korean markets. Recently we have begun to buy back into the sector following a sharp correction in prices during September and October.

Q:  What is your outlook for the  coming months?

A: We remain positive about the outlook for emerging markets. While countries such as Brazil and Turkey will likely remain volatile, we are more optimistic about corporate prospects within the emerging markets universe. With the exception of precious metals, emerging markets have outperformed other equity asset classes over the last year. This reflects a growing awareness that emerging markets offer world-class global companies with strong business models, superior competitive positioning and a good record of generating excess returns. As growth becomes more scarce in the developed world, emerging markets may well attract a scarcity premium, rather than the present discount.

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9   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Questions & Answers

Q:  How are you positioning the Fund in light of your outlook?

A: We remain underweight in Asia, particularly Korea and Taiwan, and have also recently reduced exposure in Malaysia. In the case of Korea, we continue to be concerned about the extent of the current slowdown in the domestic credit cycle and the possible implications for asset quality in the banking sector. We have rebuilt our Korean export exposure, however, following the sector's recent inadequacy. Malaysia is later in the cycle but consumer demand also seems to have peaked while the vulnerability to a slowdown in U.S. demand remains high. Meanwhile, in Taiwan we have tilted the composition of our holdings toward the technology sector, largely on the grounds of valuation. The portfolio overall remains underweight in technology, and is focused only on those stocks with very strong business models.

    In Latin America, our exposure continues to be concentrated in consumer stocks in Mexico and mining stocks in South America, where currencies are expected to continue to depreciate. In Eastern Europe and Africa, we remain positive on the Russian oil sector and are slightly underweight in South Africa but are heavily weighted toward the materials sector. We continue to have no exposure to domestic Israeli stocks.

    In terms of sectors, the portfolio is overweight in commodity areas including materials, energy, financials and consumer staples. This reflects a mildly deflationary view of the world in which volumes of goods sold increase while prices of manufactured goods deflate. This scenario is likely to be good for sectors with solid supply disciplines such as materials and energy. We remain underweight in technology as a whole and have little exposure to industrial stocks or utilities.

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10   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

The Fund's Long-term Performance
This chart illustrates the total value of an assumed $10,000 investment in AXP Emerging Markets Fund Class A shares (from 12/1/96 to 10/31/02) as compared to the performance of two widely cited performance indices, Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the Lipper Emerging Markets Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                          IN AXP EMERGING MARKETS FUND

$15,000


$10,000     (solid line)  AXP Emerging Markets Fund Class A
            (dotted line) Morgan Stanley Capital International Emerging Markets
                          Free Index
            (dashed line) Lipper Emerging Markets Funds Index
$5,000

12/1/96        10/97          10/98         10/99           10/01          10/02

(solid line)  AXP Emerging Markets Fund Class A   $7,766
(dotted line) Morgan Stanley Capital International Emerging Markets
              Free Index(1)   $6,800
(dashed line) Lipper Emerging Markets Funds Index   $6,837

             Average Annual Total Returns
    Class A with Sales Charge as of Oct. 31, 2002
1 year                                             +2.17%
5 years                                            -6.18%
10 years                                             N/A
Since inception                                    -4.15%

Results for other share classes can be found on page 8.

(1) Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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11   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Investments in Securities
Emerging Markets Portfolio

Oct. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (90.1%)(c)
Issuer                                           Shares            Value(a)

Brazil (4.9%)
Beverages & tobacco (1.3%)
Companhia de Bebidas
   das Americas ADR                             183,557          $2,656,070

Metals (2.0%)
Companhia Vale do Rio Doce ADR                  145,400(b)        3,831,290

Paper & packaging (1.6%)
Aracruz Celulose ADR                            199,569           3,191,108

Czech Fed Republic (0.8%)
Banks and savings & loans
Komercni Banka                                   26,100           1,651,877

Hong Kong (7.9%)
Airlines (1.0%)
Cathay Pacific Airways                        1,484,000           2,083,468

Automotive & related (1.4%)
Denway Motors Limited                         8,802,000           2,708,516

Banks and savings & loans (0.7%)
Hang Seng Bank                                  130,700           1,411,836

Communications equipment & services (1.7%)
China Mobile                                  1,347,500(b)        3,308,540

Energy (2.1%)
CNOOC                                         3,436,500           4,295,955

Textiles & apparel (1.0%)
Giordano Intl Limited                         4,974,000           1,897,281

Hungary (1.7%)
Banks and savings & loans
OTP Bank GDR                                    371,200           3,287,138

India (5.7%)
Banks and savings & loans (0.9%)
State Bank of India GDR                         163,797           1,760,818

Computers & office equipment (1.3%)
Infosys Technologies                             32,500           2,546,618

Health care (1.9%)
Cipla Limited                                   108,894           1,975,365
Ranbaxy Laboratories                            170,465           1,840,415
Total                                                             3,815,780

Household products (0.7%)
Hindustan Lever                                 399,695           1,325,426

Leisure time & entertainment (0.9%)
Hero Honda Motors                               363,314           1,783,876
Israel (2.7%)

Computer software & services (1.5%)
Check Point Software
   Technologies                                 216,423(b)        2,984,473

Health care (1.2%)
Teva Pharmaceutical Inds ADR                     30,192           2,337,767

Malaysia (4.8%)
Banks and savings & loans (1.3%)
Malayan Banking Berhad                        1,289,600           2,799,789

Communications equipment & services (1.4%)
Maxis Communications Berhad                   1,722,000(b)        2,696,289

Leisure time & entertainment (1.0%)
Resorts World Berhad                            801,000           1,897,106

Multi-industry conglomerates (1.1%)
Kuala Lumpur Kepong Berhad                    1,241,000           2,090,105

Mexico (10.3%)
Beverages & tobacco (3.1%)
Grupo Modelo Series C                         2,463,705           6,222,973

See accompanying notes to investments in securities.

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12   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Mexico (cont.)
Financial services (2.6%)
Grupo Financiero BBVA
   Bancomer Cl B                              6,584,635(b)       $5,150,429

Retail (1.5%)
Wal-Mart de Mexico                            1,159,735           2,913,333

Utilities -- telephone (3.1%)
Telefonos de Mexico ADR Cl L                    207,366           6,324,663

Peru (1.4%)
Metals
Compania de Minas
   Buenaventura ADR                             120,583           2,682,972

Russia (7.9%)
Energy (5.4%)
Lukoil Holding ADR                               77,326           5,057,120
YUKOS ADR                                        40,700           5,636,951
Total                                                            10,694,071

Energy equipment & services (2.5%)
Surgutneftegaz ADR                              272,434           4,903,812

Singapore (1.2%)
Transportation
Keppel                                          917,000           2,285,099

South Africa (6.9%)
Energy equipment & services (1.8%)
Sasol                                           327,718           3,574,279

Insurance (1.0%)
Sanlam                                        2,677,531           2,018,125

Metals (4.1%)
AngloGold Limited                                61,787           3,218,606
Gold Fields                                      74,000             846,683
Impala Platinum Holdings                         69,631           3,997,028
Total                                                             8,062,317

South Korea (15.7%)
Automotive & related (1.6%)
Hyundai Motor                                   125,910           3,198,124

Banks and savings & loans (0.8%)
Shinhan Financial Group                         153,520           1,618,984

Communications equipment & services (1.4%)
SK Telecom                                       15,280           2,821,502

Electronics (6.1%)
Samsung Electronics                              43,050          12,188,962

Insurance (1.3%)
Samsung Fire & Marine                            43,830           2,661,814

Metals (1.7%)
POSCO                                            35,880           3,371,572

Retail (0.9%)
Shinsegae                                        12,830           1,732,076

Utilities -- telephone (1.9%)
KT ADR                                          186,199           3,824,527

Taiwan (9.5%)
Banks and savings & loans (3.6%)
Chinatrust Financial Holding                  6,209,000(b)        4,948,621
Taipei Bank                                   2,271,360           1,954,069
Total                                                             6,902,690

Chemicals (1.0%)
Formosa Chemicals & Fibre                     2,180,940           1,964,132

Electronics (2.6%)
Taiwan Semiconductor Mfg                      3,155,092           4,221,314
United Microelectronics                       1,416,000           1,026,707
Total                                                             5,248,021

Financial services (0.5%)
Sinopac Holdings                              2,537,822           1,062,446

Industrial equipment & services (0.6%)
Phoenixtec Power                              1,725,000           1,166,379

Metals (--%)
China Steel                                         420                 226

Retail (1.2%)
President Chain Store                         1,552,635           2,412,381

Thailand (2.6%)
Banks and savings & loans (0.8%)
Bangkok Bank                                  1,125,700(b)        1,599,782

Building materials & construction (1.8%)
Siam Cement                                     157,100           3,535,884

See accompanying notes to investments in securities.

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13   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Turkey (1.4%)
Multi-industry conglomerates
Koc Holding                                 271,175,000          $2,870,219

United Kingdom (4.8%)
Metals
Anglo American                                  453,287           5,800,989
Antofagasta                                     451,877           3,711,547
Total                                                             9,512,536

Total common stocks
(Cost: $183,302,367)                                           $178,885,456

Preferred stock (1.3%)(c)
Issuer                                           Shares            Value(a)

South Korea
Samsung Electronics                              19,280          $2,594,928

Total preferred stock
(Cost: $2,424,105)                                               $2,594,928

Short-term securities (2.2%)
Issuer                            Annualized       Amount          Value(a)
                                 yield on date   payable at
                                  of purchase     maturity
U.S. government agencies
Federal Home Loan Bank Disc Nt
              12-06-02                1.64%       $1,500,000     $1,497,540
Federal Natl Mtge Assn Disc Nts
              11-25-02                1.65         1,900,000      1,897,823
              12-10-02                1.64         1,000,000        998,178

Total short-term securities
(Cost: $4,393,742)                                               $4,393,541

Total investments in securities
(Cost: $190,120,214)(d)                                        $185,873,925

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $192,411,634 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $  7,369,235
     Unrealized depreciation                                    (13,906,944)
                                                                -----------
     Net unrealized depreciation                               $ (6,537,709)
                                                               ------------

--------------------------------------------------------------------------------
14   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)
     (identified cost $190,120,214)                                $185,873,925
Cash in bank on demand deposit                                        3,249,923
Foreign currency holdings (identified cost $5,414,644) (Note 1)       5,434,851
Dividends and accrued interest receivable                               126,996
Receivable for investment securities sold                             4,248,172
                                                                      ---------
Total assets                                                        198,933,867
                                                                    -----------
Liabilities
Payable for investment securities purchased                             386,182
Accrued investment management services fee                                5,941
Other accrued expenses                                                   92,989
                                                                         ------
Total liabilities                                                       485,112
                                                                        -------
Net assets                                                         $198,448,755
                                                                   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                    $ 4,851,829
Interest                                                                         291,825
   Less foreign taxes withheld                                                  (777,648)
                                                                                --------
Total income                                                                   4,366,006
                                                                               ---------
Expenses (Note 2):
Investment management services fee                                             2,578,135
Compensation of board members                                                      9,580
Custodian fees                                                                   261,731
Audit fees                                                                        19,500
Other                                                                             17,505
                                                                                  ------
Total expenses                                                                 2,886,451
   Earnings credits on cash balances (Note 2)                                     (2,357)
                                                                                  ------
Total net expenses                                                             2,884,094
                                                                               ---------
Investment income (loss) -- net                                                1,481,912
                                                                               ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                             18,755,456
   Foreign currency transactions                                              (1,602,067)
                                                                              ----------
Net realized gain (loss) on investments                                       17,153,389
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          4,057,136
                                                                               ---------
Net gain (loss) on investments and foreign currencies                         21,210,525
                                                                              ----------
Net increase (decrease) in net assets resulting from operations              $22,692,437
                                                                             ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
Emerging Markets Portfolio

Year ended Oct. 31,                                                             2002                2001
Operations
Investment income (loss) -- net                                            $   1,481,912       $   2,217,247
Net realized gain (loss) on investments                                       17,153,389         (92,517,031)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          4,057,136          19,035,722
                                                                               ---------          ----------
Net increase (decrease) in net assets resulting from operations               22,692,437         (71,264,062)
                                                                              ----------         -----------
Proceeds from contributions                                                   85,703,273          64,447,613
Fair value of withdrawals                                                   (126,027,132)       (131,359,603)
                                                                            ------------        ------------
Net contributions (withdrawals) from partners                                (40,323,859)        (66,911,990)
                                                                             -----------         -----------
Total increase (decrease) in net assets                                      (17,631,422)       (138,176,052)
Net assets at beginning of year                                              216,080,177         354,256,229
                                                                             -----------         -----------
Net assets at end of year                                                  $ 198,448,755       $ 216,080,177
                                                                           =============       =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of issuers in countries with developing or emerging markets. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
18   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002 foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
19   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Emerging Markets Fund to the Lipper Emerging Markets Funds Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $4,449 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC.

During the year ended Oct. 31, 2002, the Portfolio's custodian fees were reduced by $2,357 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $488,901,039 and $511,371,992 respectively, for the year ended Oct. 31, 2002. For the same period, the portfolio turnover rate was 226%. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $75,774 for the year ended Oct. 31, 2002. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of October 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
21   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Emerging Markets Fund

Oct. 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                      $ 198,380,870
Capital shares receivable                                                                                     1,722
                                                                                                              -----
Total assets                                                                                            198,382,592
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                        5,800
Accrued distribution fee                                                                                      2,688
Accrued transfer agency fee                                                                                   2,112
Accrued administrative services fee                                                                             539
Other accrued expenses                                                                                       87,061
                                                                                                             ------
Total liabilities                                                                                            98,200
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                    $ 198,284,392
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     502,542
Additional paid-in capital                                                                              340,640,042
Accumulated net realized gain (loss) (Note 5)                                                          (138,661,269)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (4,196,923)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 198,284,392
                                                                                                      =============
Net assets applicable to outstanding shares:               Class A                                    $ 132,233,799
                                                           Class B                                    $  65,176,263
                                                           Class C                                    $     506,090
                                                           Class Y                                    $     368,240
Net asset value per share of outstanding capital stock:    Class A shares             33,021,803      $        4.00
                                                           Class B shares             17,009,410      $        3.83
                                                           Class C shares                131,829      $        3.84
                                                           Class Y shares                 91,174      $        4.04
                                                                                          ------      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Statement of operations
AXP Emerging Markets Fund

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                    $ 4,850,319
Interest                                                                         291,735
   Less foreign taxes withheld                                                  (777,405)
                                                                                --------
Total income                                                                   4,364,649
                                                                               ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                              2,883,196
Distribution fee
   Class A                                                                       387,216
   Class B                                                                       784,084
   Class C                                                                         2,618
Transfer agency fee                                                              813,070
Incremental transfer agency fee
   Class A                                                                        61,571
   Class B                                                                        50,854
   Class C                                                                           193
Service fee -- Class Y                                                               201
Administrative services fees and expenses                                        234,669
Compensation of board members                                                     10,313
Printing and postage                                                             123,338
Registration fees                                                                 46,468
Audit fees                                                                         6,500
Other                                                                              2,058
                                                                                   -----
Total expenses                                                                 5,406,349
   Earnings credits on cash balances (Note 2)                                     (2,872)
                                                                                  ------
Total net expenses                                                             5,403,477
                                                                               ---------
Investment income (loss) -- net                                               (1,038,828)
                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                      18,750,441
   Foreign currency transactions                                              (1,601,610)
                                                                              ----------
Net realized gain (loss) on investments                                       17,148,831
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          4,056,336
                                                                               ---------
Net gain (loss) on investments and foreign currencies                         21,205,167
                                                                              ----------
Net increase (decrease) in net assets resulting from operations              $20,166,339
                                                                             ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Statements of changes in net assets
AXP Emerging Markets Fund

Year ended Oct. 31,                                                                      2002                   2001
Operations and distributions
Investment income (loss) -- net                                                 $  (1,038,828)         $    (812,459)
Net realized gain (loss) on investments                                            17,148,831            (92,494,398)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               4,056,336             19,031,752
                                                                                    ---------             ----------
Net increase (decrease) in net assets resulting from operations                    20,166,339            (74,275,105)
                                                                                   ----------            -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                              --                 (1,839)
      Class C                                                                              --                     (1)
      Class Y                                                                              --                     (1)
                                                                                   ----------            -----------
Total distributions                                                                        --                 (1,841)
                                                                                   ----------            -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         92,903,611             99,235,687
   Class B shares                                                                   7,961,556              7,259,128
   Class C shares                                                                     691,958                180,607
   Class Y shares                                                                  23,258,477                 22,492
Reinvestment of distributions at net asset value
   Class A shares                                                                          --                  1,817
   Class C shares                                                                          --                      1
   Class Y shares                                                                          --                      1
Payments for redemptions
   Class A shares                                                                (116,934,256)          (142,436,235)
   Class B shares (Note 2)                                                        (22,209,119)           (28,139,067)
   Class C shares (Note 2)                                                           (405,813)               (10,467)
   Class Y shares                                                                 (23,090,767)                (5,951)
                                                                                  -----------                 ------
Increase (decrease) in net assets from capital share transactions                 (37,824,353)           (63,891,987)
                                                                                  -----------            -----------
Total increase (decrease) in net assets                                           (17,658,014)          (138,168,933)
Net assets at beginning of year                                                   215,942,406            354,111,339
                                                                                  -----------            -----------
Net assets at end of year                                                       $ 198,284,392          $ 215,942,406
                                                                                =============          =============
Undistributed net investment income                                             $          --          $           1
                                                                                -------------          -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Notes to Financial Statements

AXP Emerging Markets Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with long-term capital growth by investing primarily in equity securities of issuers in countries with developing or emerging markets.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2002 was 99.97%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

-----------------------------------------------------------------------------
25   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,038,827 and accumulated net realized loss has been decreased by $1,601,610 resulting in a net reclassification adjustment to decrease paid-in capital by $2,640,437.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2002              2001

Class A
Distributions paid from:
     Ordinary income                              $--            $1,839
     Long-term capital gain                       --                 --

Class B
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --

Class C
Distributions paid from:
     Ordinary income                               --                 1
     Long-term capital gain                        --                --

Class Y
Distributions paid from:
     Ordinary income                               --                 1
     Long-term capital gain                        --                --

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $          --
Accumulated gain (loss)                                   $(136,370,605)
Unrealized appreciation (depreciation)                    $  (6,487,587)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

------------------------------------------------------------------------------
26   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with American Express Financial Corporation (AEFC) to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $229,614 for Class A, $95,662 for Class B and $60 for Class C for the year ended Oct. 31, 2002.

During the year ended Oct. 31, 2002, the Fund's transfer agency fees were reduced by $2,872 as a result of earnings credits from overnight cash balances.

-----------------------------------------------------------------------------
27   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2002
                                           Class A      Class B     Class C     Class Y
Sold                                     21,294,247    1,862,489    166,570    5,055,225
Issued for reinvested distributions              --           --         --           --
Redeemed                                (26,885,521)  (5,372,341)   (97,581)  (4,986,689)
                                        -----------   ----------    -------   ----------
Net increase (decrease)                  (5,591,274)  (3,509,852)    68,989       68,536
                                         ----------   ----------     ------       ------

                                                      Year ended Oct. 31, 2001
                                           Class A      Class B     Class C     Class Y
Sold                                     23,273,039    1,734,419     44,796        5,177
Issued for reinvested distributions             417           --         --           --
Redeemed                                (33,322,106)  (6,879,729)    (2,837)      (1,347)
                                        -----------   ----------     ------       ------
Net increase (decrease)                 (10,048,650)  (5,145,310)    41,959        3,830
                                        -----------   ----------     ------        -----

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings not to exceed the aggregate of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $136,370,605 as of Oct. 31, 2002, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2002        2001     2000     1999       1998
Net asset value, beginning of period                                   $3.69    $ 4.81     $4.99    $3.44     $ 5.33
Income from investment operations:
Net investment income (loss)                                            (.01)       --      (.02)     .02        .04
Net gains (losses) (both realized and unrealized)                        .32     (1.12)     (.16)    1.54      (1.79)
Total from investment operations                                         .31     (1.12)     (.18)    1.56      (1.75)
Less distributions:
Dividends from net investment income                                      --        --        --     (.01)        --
Distributions from realized gains                                         --        --        --       --       (.14)
Total distributions                                                       --        --        --     (.01)      (.14)
Net asset value, end of period                                         $4.00    $ 3.69     $4.81    $4.99     $ 3.44

Ratios/supplemental data
Net assets, end of period (in millions)                                 $132      $143      $234     $251       $187
Ratio of expenses to average daily net assets(c)                       2.05%     2.02%     1.83%    2.03%      1.93%
Ratio of net investment income (loss) to average daily net assets      (.19%)    (.02%)    (.38%)    .14%       .82%
Portfolio turnover rate (excluding short-term securities)               226%      193%      143%     143%       108%
Total return(e)                                                        8.40%   (23.28%)   (3.60%)  45.13%    (33.74%)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2002      2001      2000     1999       1998
Net asset value, beginning of period                                   $3.56    $ 4.67     $4.88    $3.39     $ 5.29
Income from investment operations:
Net investment income (loss)                                            (.04)     (.04)     (.07)    (.05)        --
Net gains (losses) (both realized and unrealized)                        .31     (1.07)     (.14)    1.54      (1.76)
Total from investment operations                                         .27     (1.11)     (.21)    1.49      (1.76)
Less distributions:
Distributions from realized gains                                         --        --        --       --       (.14)
Net asset value, end of period                                         $3.83    $ 3.56     $4.67    $4.88     $ 3.39

Ratios/supplemental data
Net assets, end of period (in millions)                                  $65       $73      $120     $130        $97
Ratio of expenses to average daily net assets(c)                       2.83%     2.79%     2.60%    2.81%      2.71%
Ratio of net investment income (loss) to average daily net assets      (.95%)    (.80%)   (1.14%)   (.63%)      .07%
Portfolio turnover rate (excluding short-term securities)               226%      193%      143%     143%       108%
Total return(e)                                                        7.58%   (23.77%)   (4.30%)  43.87%    (34.24%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2002      2001   2000(b)
Net asset value, beginning of period                                   $3.56    $ 4.68     $5.64
Income from investment operations:
Net investment income (loss)                                            (.03)     (.04)     (.01)
Net gains (losses) (both realized and unrealized)                        .31     (1.08)     (.95)
Total from investment operations                                         .28     (1.12)     (.96)
Net asset value, end of period                                         $3.84    $ 3.56     $4.68

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1       $--       $--
Ratio of expenses to average daily net assets(c)                       2.85%     2.79%     2.60%(d)
Ratio of net investment income (loss) to average daily net assets     (1.13%)    (.63%)   (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)               226%      193%      143%
Total return(e)                                                        7.87%   (23.93%)  (17.02%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2002      2001      2000     1999       1998
Net asset value, beginning of period                                   $3.72    $ 4.83     $4.99    $3.45     $ 5.33
Income from investment operations:
Net investment income (loss)                                              --       .01      (.01)     .02        .04
Net gains (losses) (both realized and unrealized)                        .32     (1.12)     (.15)    1.53      (1.78)
Total from investment operations                                         .32     (1.11)     (.16)    1.55      (1.74)
Less distributions:
Dividends from net investment income                                      --        --        --     (.01)        --
Distributions from realized gains                                         --        --        --       --       (.14)
Total distributions                                                       --        --        --     (.01)      (.14)
Net asset value, end of period                                         $4.04    $ 3.72     $4.83    $4.99     $ 3.45
Ratios/supplemental data
Net assets, end of period (in millions)                                  $--       $--       $--      $--        $--
Ratio of expenses to average daily net assets(c)                       1.59%     1.84%     1.66%    1.88%      1.86%
Ratio of net investment income (loss) to average daily net assets       .19%      .21%     (.29%)   1.18%      1.03%
Portfolio turnover rate (excluding short-term securities)               226%      193%      143%     143%       108%
Total return(e)                                                        8.60%   (22.98%)   (3.21%)  45.29%    (33.66%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
30   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Emerging Markets Fund (a series of AXP Global Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002, and the financial highlights for each of the years in the five-year period ended October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Emerging Markets Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
31   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company (textiles
                                                                                                  and chemicals), and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
32   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
33   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
34   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP EMERGING MARKETS FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(Unaudited)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          307,453,620.786               14,362,721.733
Philip J. Carroll, Jr.   308,412,076.160               13,404,266.359
Livio D. DeSimone        308,262,299.954               13,554,042.565
Barbara H. Fraser        308,553,589.276               13,262,753.243
Ira D. Hall              308,448,906.441               13,367,436.078
Heinz F. Hutter          308,072,355.120               13,743,987.399
Anne P. Jones            308,311,677.602               13,504,664.917
Stephen R. Lewis, Jr.    308,936,401.929               12,879,940.590
Alan G. Quasha           308,629,909.046               13,186,433.473
Stephen W. Roszell       308,744,782.085               13,071,560.434
Alan K. Simpson          307,351,873.663               14,464,468.856
Alison Taunton-Rigby     308,617,744.419               13,198,598.100
William F. Truscott      308,790,666.447               13,025,676.072

--------------------------------------------------------------------------------
35   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

    Shares Voted "For"  Shares Voted "Against"  Abstentions     Broker Non-Votes
     261,361,542.848       30,761,596.724      9,739,751.947     19,953,451.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

    Shares Voted "For"  Shares Voted "Against"  Abstentions     Broker Non-Votes
      31,376,498.001        3,553,621.413      1,061,334.284      1,221,531.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

    Shares Voted "For"  Shares Voted "Against"  Abstentions     Broker Non-Votes
      30,762,943.253        3,733,543.981      1,494,966.464      1,221,531.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
36   --   AXP EMERGING MARKETS FUND   --   2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP Emerging Markets Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6354 K (12/02)